UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 13, 2025
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2025, the Board of Directors of Yum! Brands, Inc. (the Company) elected Christopher Turner, currently Chief Financial and Franchise Officer of the Company, as Chief Executive Officer of the Company, effective October 1, 2025, at which time David Gibbs, the Company’s current Chief Executive Officer, will assume a non-executive advisory role. Mr. Turner (50) has served as Chief Financial Officer of the Company since August 2019 and Chief Franchise Officer since November 2024. Before joining the Company, Mr. Turner served as Senior Vice President and General Manager of PepsiCo’s retail and e-commerce business covering Walmart in the U. S. and more than 25 countries from December 2017 to July 2019.

In connection with Mr. Turner’s election as the Company’s Chief Executive Officer, the Company provided Mr. Turner with an offer letter, pursuant to which Mr. Turner will receive an annual base salary of $1,100,000 and an annual cash bonus with a target value equal to 200% of his base salary and a maximum value equal to three times his target bonus. The actual cash bonus payout will be based on achievement of certain team and individual performance factors and, for 2025, will be prorated for the portion of the year during which he serves as CEO. He will also receive a long term equity incentive award for his service as CEO during 2025 with an aggregate grant date fair value of $1,500,000, consisting of stock appreciation rights (25%), restricted stock units (25%) and performance share units (50%) covering the 2025-2027 performance period. Mr. Turner’s annual long term equity award for 2026 is expected to have an aggregate grant date fair value of $10,100,000 consisting of stock appreciation rights, restricted stock units and performance share units in the same proportions as those described above for his initial award. Mr. Turner may participate in the Company’s Executive Income Deferral Program, as well as the Company’s other healthcare, retirement and vacation benefit plans and programs in accordance with the terms of such plans.

A copy of the press release announcing the above is attached as exhibit 99.1

Section 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated June 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	June 17, 2025	/s/ Erika Burkhardt
Chief Legal Officer and
Corporate Secretary